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                                                                   Exhibit 10.13

                               LOCK-UP AGREEMENT
                               -----------------

          THIS LOCK-UP AGREEMENT (this "Agreement") is made as of September 11,
                                        ---------
1999, between E2Enet, Inc. a Delaware corporation (the "Company"), and Jonathan
                                                        -------
J.  Ledecky ("Holder").
              ------


                                    Recitals
                                    --------

          A. Holder purchased 1,300,000 shares of the Company's common stock (the "Common Stock") (the "Holder Stock") effective May 7, 1999. Holder's
      ------------         ------------
purchase of the Holder Stock was memorialized by a subscription agreement between the Company and Holder dated May 14, 1999 (the "Subscription
                                                        ------------
Agreement").
---------

          B. Without disturbing the integrity of the Subscription Agreement, the parties now desire to modify their understanding with respect to the issuance of the Holder Stock.

          C.  Certain definitions are set forth in Section 3 of this Agreement.
                                                   ---------


1.   Restrictions on Transfer.
     ------------------------

          (a) Holder agrees that from the date of this agreement until the IPO Date, Holder shall have no right to Transfer (as that term is defined in the Stockholders Agreement by and among the Company and certain stockholders of the Company dated May 14, 1999 and effective May 7, 1999 (the "Stockholders
                                                           ------------
Agreement") the Holder Stock, except for a Permitted Transfer (as that term is
---------
defined in the Stockholders Agreement). Holder further agrees that without the prior written consent of the Company, Holder will not during the period commencing on the IPO Date and ending twelve (12) months after such date ("Initial Lock-Up Period") offer, sell, contract to sell, or otherwise transfer
------------------------
or dispose of, directly or indirectly, any Holder Stock; provided, however, that notwithstanding the foregoing, Holder is expressly permitted to pledge the Restricted Securities, buy and sell puts and calls or derivatives affecting the Restricted Securities, and Margin the Restricted Securities. Pursuant to
Section 1.(c) below and after the Initial Lock-Up Period has expired (the
-------------
"Expiration Date"), Holder may transfer up to fifty percent (50%) of the Holder
----------- ----
Stock. Six (6) months after the Expiration Date, Holder may transfer up to seventy-five percent (75%) of the Holder Stock. Holder may transfer all of its Holder Stock (12) months after the Expiration Date. The Company may assign its rights under this Section 1.(a) during the Initial Lock-up Period to any
                  -------------
underwriter retained by the Company in connection with the Company's initial public offering (the "IPO")
                      ---
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and such underwriter may enforce this provision directly against the Holder upon the Company's assignment.

          (b) The Holder Stock constitutes Restricted Securities (as defined below) and is transferable, subject to Section 1.(a) above, only pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 of the Securities and Exchange Commission (or any similar rule then in force) if such rule is available and (iii) subject to the conditions specified in Section 1.(c)
                                                                   -------------
below, any other legally available means of transfer.

          (c) In connection with the transfer of any Restricted Securities (other than a transfer described in Section 1.(b)(i) or (ii) above), the Holder
                                    ------------------------
thereof will deliver written notice to the Company describing the transfer or proposed transfer, together with an opinion of counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters, to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the Holder holding the Restricted Securities delivers to the Company an opinion of counsel that no subsequent transfer of such Restricted Securities will require registration under the Securities Act, the Company will promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear a restrictive Securities Act legend. If the Company is not required to deliver such new certificates for such Restricted Securities, the Holder will not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this paragraph.

          (d) For the purposes of this Agreement, "Restricted Securities" means
                                                   ---------------------
the Holder Stock and any securities issued with respect thereto by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, stock exchange, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted Securities when they have (i) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (ii) become eligible for sale and have actually been sold to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (iii) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in the Subscription Agreement have been delivered by the Company in accordance with Section 1.(c) hereof.
                                                      -------------
Whenever any particular securities cease to be Restricted Securities, the Holder will be entitled to receive from the Company, without expense, new securities of like tenor not bearing a restrictive Securities Act legend.

2.  Certificates.  Concurrent with the execution of this Agreement, Holder shall
    ------------
forfeit his stock certificate representing the Holder Stock to the Company. The Company will mark this certificate "Cancelled," and file the cancelled certificate in
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the Company's minute book. The Company will then issue a new stock certificate to Holder, which certificate shall contain the following restrictive legend (in addition to any other required legends in respect of (i) the underlying shares having not been registered under federal or state securities laws or (ii) the underlying shares being subject to existing subscription, shareholder or other agreements to which Holder and the Company are a party):

                 THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TRANSFER RESTRICTIONS AND OTHER TERMS OF A LOCK-UP AGREEMENT DATED EFFECTIVE AS OF SEPTEMBER __, 1999, AMONG THE COMPANY AND THE HOLDER HEREOF AND MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH SUCH AGREEMENT. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON REQUEST TO THE HOLDER OF RECORD OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE.

3.       Definitions.
         -----------

          (a) "IPO Date" means the effective date of the Company's initial
               --------
public offering pursuant to an underwritten registration statement on Form S-1 as declared effective by the Securities and Exchange Commission.

          (b) "Person" means an individual, a partnership, a limited liability
               ------
company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          (c) "Subsidiary" means any corporation, limited liability company or
               ----------
partnership of which any percentage of the securities (or other equity or ownership interest) having ordinary voting power in electing the board of directors (or board of managers or similar governing body) are, at the time as of which any determination is being made, owned by the Company either directly or through one or more Subsidiaries. The term Subsidiary shall also include any joint venture-type business entity between the Company and any other entity.

4.  Complete Agreement.  This Agreement, those documents expressly referred to
    ------------------
herein embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.
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5.  Counterparts; Facsimile Transmission.  This Agreement may be executed in
    ------------------------------------
separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement, and transmitted to the other party by facsimile transmission as evidence of such party's intention to be bound hereby, with originals to be exchanged in due course.

6.  Successors and Assigns.  Except as otherwise provided herein, this Agreement
    ----------------------
shall bind and inure to the benefit of and be enforceable by Holder and the Company and their respective successors and assigns.

7.   Choice of Law.  All questions concerning the construction, validity and
     -------------
interpretation of this Agreement and the exhibits hereto will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

8.  Amendment and Waiver.  The provisions of this Agreement may be amended and
    --------------------
waived only with the prior written consent of the Company and the Holder.

9.  Business Days.  If any time period for giving notice or taking action
    -------------
hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's principal place of business is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

10.  Third-Party Beneficiaries.  Each party hereto intends that this Agreement
     -------------------------
shall not benefit nor confer any rights or remedies on any Person other than the parties hereto and their respective heirs, successors and legal representatives, provided, however, that each of the Company's Subsidiaries are intended beneficiaries of Holder's applicable covenants and undertakings made hereunder.



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          IN WITNESS WHEREOF, the parties hereto have executed this Lock-Up
Agreement on the date first written above.



                              E2Enet, Inc.


                              By:  /s/ Steven J. Quamme
                                   -----------------------------------
                                   Name:  Steven J. Quamme
                                   Its:  Chief Financial Officer, Senior
                                   Vice President and Secretary

                              Holder


                              By:  /s/ Jonathan J. Ledecky
                                   -----------------------------------
                                   Jonathan J. Ledecky